                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1993 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from January 03, 1994 to January 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10 day of February, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 4.60%, 4.90%, 5.20%, 5.45%,
                              5.75%, 6.10%, 6.40%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                 January, 1994

                              TRUST ACCOUNT #3331561-0
                              CUSIP#'S 393505-BD3,BE1,BF8,BG8,BH4,BJ0,BK7
                              REMITTANCE DATE: 2/15/94

                                               Total $       Per $1,000
                                               Amount         Original
                                          --------------     ------------
A. Interest
   (1) Aggregate Interest
       a. Class A-1 Interest                  493,643.72       3.42803378
       b. Class A-2 Interest                  280,026.83       4.08333328
       c. Class A-3 Interest                  309,941.67       4.33333338
       d. Class A-4 Interest                  290,466.83       4.54166661
       e. Class A-5 Interest                  423,679.17       4.79166670
       f. Class A-6 Interest                  141,652.17       5.08333345
       g. Class A-7 Interest                  636,821.33       5.33333331

   (2) Amount applied to:
       a. Unpaid Class A Interest
          Shortfall                                  .00              .00

   (3) Remaining:
       a. Unpaid Class A Interest
          Shortfall                                  .00              .00

B.  Principal
   (4) Formula Principal Distribution       3,796,885.21              N/A
       a. Scheduled Principal               1,862,530.91              N/A
       b. Principal Prepayments             1,887,971.94              N/A
       c. Liquidated Contracts                 46,382.36              N/A
       d. Repurchases                                .00              N/A

   (5) Pool Scheduled Principal
          Balance                         644,331,062.60     971.32408529
  (5a) Pool Factor                             .97132409

   (6) Class A Schedule Principal
       Deficiency Amount (if any)
       following prior Remittance date               .00              .00

   (7) Class A Percentage                          87.79%

   (8) Class A Principal Distribution:
       a. Class A-1                         3,796,885.21      26.36689220
       b. Class A-2                                  .00              .00
       c. Class A-3                                  .00              .00
       d. Class A-4                                  .00              .00
       e. Class A-5                                  .00              .00
       f. Class A-6                                  .00              .00
       g. Class A-7                                  .00              .00

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 4.60%, 4.90%, 5.20%, 5.45%,
                              5.75%, 6.10%, 6.40%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                 January, 1994
                                     Page 2

                  TRUST ACCOUNT #3331561-0
                  CUSIP#'S 393505-BD3,BE1,BF8,BG6,BH4,BJ0,BK7
                  REMITTANCE DATE:  2/15/94


                                            Total $      Per $1,000
                                             Amount       Original
                                        --------------  ------------
    (9)    Class A-1 Principal Balance  124,979,736.60  867.90278329
   (9a)    Pool Factor                       .86790278

   (10)    Class A-2 Principal Balance   68,578,000.00  1000.0000000
  (10a)    Class A-2 Pool Factor            1.00000000

   (11)    Class A-3 Principal Balance   71,525,000.00  1000.0000000
  (11a)    Class A-3 Pool Factor            1.00000000


   (12)    Class A-4 Principal Balance   63,956,000.00  1000.0000000
  (12a)    Class A-4 Pool Factor            1.00000000

   (13)    Class A-5 Principal Balance   88,420,000.00  1000.0000000
  (13a)    Class A-5 Pool Factor            1.00000000

   (14)    Class A-6 Principal Balance   27,866,000.00  1000.0000000
  (14a)    Class A-6 Pool Factor            1.00000000

   (15)    Class A-7 Principal Balance  119,404,000.00
  (15a)    Class A-7 Pool Factor            1.00000000

   (16)    Class A Scheduled Principal
           Deficiency Amount (if any)
           following current Remittance
           Date                                    .00           .00

C. Aggregate Scheduled Balances and Number of Delinquent Contracts as of
   Determination Date

   (17)    31-59 days                     3,301,164.86           140

   (18)    60 days or more                1,661,039.74            70

   (19)    Current Month Repossessions      280,407.08            13

   (20)    Repossession Inventory           715,850.09            33


                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 4.60%, 4.90%, 5.20%, 5.45%,
                              5.75%, 6.10%, 6.40%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                 January, 1994
                                     Page 3

                               TRUST ACCOUNT #3331561-0
                               CUSIP#'S 393505-BD3,BE1,BF8,BG6,BH4,BJ0,BK7
                               REMITTANCE DATE:  2/15/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in October 1998)

   (21)  Sixty-Day Delinquency Amount Test

         (a)  Sixty-Day Delinquency amount for current Remittance
              Date (may not exceed 4% for the current Remittance
              Date and each of the 11 preceding Remittance Dates
              beginning October 1997)                                   .26%


   (22)  Thirty-Day Delinquency Amount Test

         (a)  Thirty-Day Delinquency amount for current Remittance
              Date (may not exceed 6% for the current Remittance
              Date and each of the 11 preceding Remittance Dates
              beginning October 1997)                                   .51%


   (23)  Cumulative Realized Losses Test

         (a)  Cumulative Realized Losses for the current Remittance
              Date (may not exceed 8% from October 1998 to September
              1999, 10% from October 1999 to September 2000, and 11%
              thereafter)                                               .01

   (24)  Current Realized Losses Test

         (a)  Current Realized Losses for current Remittance
              Date (may not exceed 3%)                                  N/A

   (25)  Class B Principal Balance Test

         (a)  Class B Principal Balance (before any distributions
              on current Remittance Date) divided by pool Scheduled Principal Balance for prior Remittance date (must
              equal or exceed 24%)                                    12.28%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.85%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-3
                           CLASS B AND C CERTIFICATES
                                 MONTHLY REPORT
                                 January, 1994
                                                            CUSIP NO. #393505BL5
                                                        REMITTANCE DATE: 1/18/94

                                                        Total $        Per $1,000
                                                         Amount         Original
                                                      ------------   -------------
(1)    Amount Available                               8,616,378.56

(2)    Remaining Amount Available                     2,243,261.63

(2a)   Monthly Servicing Fee                            540,106.62

(3)    Class B Remittance Rate                                6.85%

(4)    Aggregate Class B Interest                       454,396.61      5.70833332

(5)    Amount applied to Unpaid Class
       B Interest Shortfall                                    .00             .00

(6)    Remaining unpaid Class B
       Interest Shortfall                                      .00             .00

(7)    Class B Percentage                                    12.28%

(8)    Aggregate Principal (Until Class B
       Cross-over Date, and on each Remittance
       Date thereafter unless each Class B
       Principal Distribution Test is satisfied,
       Aggregate Principal equals Class B
       Principal Liquidation Loss Amount on or
       After Class B Cross-over Date, if each
       Class B Principal Distribution Test is
       satisfied, Aggregate Principal equals Class
       B Percentage times formula Principal
       Distribution Amount)                                    .00             .00

(9)    Class B Principal
       Liquidation Loss Amount                                 .00             .00

(10)   Amount, if any, by which the Class B Formula
       Distribution for such Remittance Date exceeds the Remaining Amount available for such Remittance Date

(11)   Guarantee Payment

(12)   Class B Principal Balance                                     79,602,326.00

(12a)  Class B Pool Factor                                              1.00000000

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.85%
                    PASS-THROUGH CERTIFICATES, SERIES 1993-3
                           CLASS B AND C CERTIFICATES
                                 MONTHLY REPORT
                                 January, 1994
                                     Page 2


                                                            CUSIP NO. #393505BL5
                                                        REMITTANCE DATE: 2/15/94

  (13)  Monthly Servicing Fee (deducted from
        Certificate Account balance to arrive at
        Amount Available if the Company is not
        the Servicer; deducted from funds remaining
        after payment of Class A Distribution
        Amount and Class B Distribution Amount
        Amount; if the Company is the Servicer)                    540,106.62


 (14)   3% Guaranty Fee                                          1,620,827.66

 (15)   Class C Residual Payment                                   178,037.36

 (16)   Repossessed Contracts                                      280,407.08

 (17)   Repossessed Contracts Remaining in Inventory               715,850.09

 (18)   Weighted Average Contract Rate                               10.23312%

                                      GTFC
                                      93-3
                                 JANUARY, 1994
                              Defaulted Contracts


                                               Estimated
                                  Repurchase    Loss at
Account#   Principal   Interest     Amount     Sale Date
- --------   ---------   --------   ----------   ---------
83312529   18,926.55     94.94     19,021.49      112.84
97318391   27,455.81    137.73     27,593.54    8,288.49
          ----------   -------    ----------   ---------
TOTALS    $46,382.36   $232.67    $46,615.03   $8,401.33
          ==========   =======    ==========   =========